UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2025

ILEARNINGENGINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40129	85-3961600
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

6701 Democracy Blvd., Suite 300 Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(650) 248-9874

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None*

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	AILE	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AILEW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03. Bankruptcy or Receivership.

Chapter 11 Cases

As previously disclosed, on December 20, 2024, iLearningEngines, Inc. (the “Company”) and its affiliated entity, iLearningEngines Holdings, Inc., (“Holdings”), and subsequently on December 27, 2024, iLearningEngines FZ-LLC (together with the Company and Holdings, the “Debtors”), filed a voluntary petition (the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors continue to operate the business as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. The Chapter 11 Cases are being administered under the caption In re iLearningEngines, Inc., Case No. 24-12826.

On January 9, 2024, the Company’s subsidiary in2vate, LLC, an Oklahoma limited liability company (also a “Debtor”), filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code. A hearing on the Chapter 11 Cases is scheduled with the Bankruptcy Court for Monday January 13, 2025 (the “January 13 Hearing”), at which the Company expects the Bankruptcy Court to hear various additional motions (the “Additional Motions”) designed to ensure the Debtors’ ability to continue operating in the ordinary course of business and minimize the effect of the Chapter 11 Cases on the Debtors’ customers, vendors, tenants and employees.

The Additional Motions scheduled to be heard at the January 13 Hearing include:

1.	a motion to allow the Debtors to use cash collateral and to grant adequate protection to the pre-petition secured parties under the Company’s pre-petition Loan and Security Agreement by and among Holdings, as borrower, the lenders party thereto, and East West Bank as administrative agent [Dkt. 41];

2.	a motion to authorize the Debtors to pay pre-petition employee obligations and to continue employee benefit programs [Dkt. 40];

3.	a motion to authorize the Debtors to continue to use their existing bank accounts and cash management system [Dkt. 39];

4.	a motion to authorize the Debtors to retain Stretto, Inc. as claims and noticing agent [Dkt. 38];

5.	a motion to allow the Debtors to maintain their existing insurance coverage [Dkt. 37];

6.	a supplemental motion to authorize the joint administration of the Chapter 11 Cases [Dkt. 36]; and

7.	a motion to modify the requirements to file a list of equity security holders of the Company [Dkt. 29].

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2025, the Company entered into an engagement agreement (the “Agreement”) with CR3 Partners, LLC (“CR3”), with an effective date of December 27, 2024, to provide the Company with a chief restructuring officer (the “CRO”) and other personnel to support the CRO. Pursuant to the Agreement, Winston Mar, a Senior Managing Director/Partner of CR3 will serve as the CRO. As CRO, Mr. Mar’s responsibility will be to, among other things, provide oversight in connection with the Company’s business plan and administration of its Chapter 11 Cases, provide oversight in connection with financial reporting and disclosures required by the Bankruptcy Court, evaluate liquidity matters for valuation maximization, and perform other tasks necessary to facilitate the Company’s restructuring. The Agreement is subject to the approval of the Bankruptcy Court and can be terminated by either party on written notice to the other party.

Mr. Mar will continue to be employed by CR3 and will not receive any compensation from the Company. The Company will compensate CR3 at a rate of $1,295 per hour for Mr. Mar’s services in addition to fees for other work by CR3 personnel. The foregoing description of certain terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Mr. Mar has served as a Senior Managing Director/Partner of CR3 since in April 2022. Prior to that position, Mr. Mar was a Partner and Managing Director of SierraConstellation Partners, a restructuring management and advisory firm from June 2013 to March 2022. There are no arrangements or understandings between Mr. Mar and any other person pursuant to which he was selected as an executive officer of the Company, and there are no family relationships between Mr. Mar and any of the Company’s directors or executive officers. Mr. Mar has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure

Additional Information on the Chapter 11 Cases

Filings in the Chapter 11 Cases and information about the Chapter 11 Cases, including as-entered orders of the Bankruptcy Court, may be viewed for a fee at the website maintained by the Bankruptcy Court at http://www.deb.uscourts.gov/, by following the directions for accessing the ECF system on such website. Copies of filings in the Chapter 11 Case are also available for inspection during regular business hours at the Clerk of the United States Bankruptcy Court for the District of Delaware, 824 N. Market Street, 3rd Floor, Wilmington, DE 19801. The documents and other information available via the Bankruptcy Court’s website or elsewhere are not incorporated by reference into, and do not constitute a part of, this Current Report on Form 8-K and shall not be deemed incorporated herein.

The information furnished under this Item 7.01 , shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Trading in the Company’s Securities

The Company cautions that trading in its securities, including its common stock, par value $0.0001 per share, and its warrants, which are exercisable for common stock, during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Case. In particular, the Company expects that its stockholders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Case.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical fact included in this Form 8-K, are forward-looking statements. Forward looking statements generally are accompanied by words such as “believe,” “may,” “will, “estimate,” “continue,” “anticipate,” “intend,” expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” the negative forms of these words and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding actions to be taken under the Chapter 11 Case, the Debtors’ ability to continue to operate its business and the exchange listing and trading of its common stock and warrants. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Although the Company believes that the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the bankruptcy process; the Debtors’ ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Case; the ability of the Debtors to agree to, confirm and consummate a plan of reorganization; the effects of the Chapter 11 Case on the liquidity, results of operations and business of the Company and its subsidiaries; the possibility and timing of a foreclosure auction of Company assets; the Company’s ability to negotiate with its secured lenders or enter into agreements for strategic alternatives; the Company’s ability to continue as a going concern during the Chapter 11 Case and going forward, the potential for governmental investigations and inquiries, regulatory actions and lawsuits; and other risks and uncertainties set forth in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024 and other documents filed by the Company from time to time with the U.S. Securities and Exchange Commission (“SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
10.1	Engagement Agreement between CR3 Partners, LLC and iLearningEngines, Inc., dated as of December 27, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2025

ILEARNINGENGINES, INC.

By:	/s/ Bonnie-Jeanne Gerety
Bonnie-Jeanne Gerety Interim Chief Financial Officer

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